37th Annual J.P. Morgan Healthcare Conference January 9, 2019

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, our ability to integrate the Intermedix business as planned and to realize the expected benefits from the acquisition, our ability to successfully deliver on our commitments to Intermountain and Ascension, our ability to deploy new business and implement new technologies as planned, fluctuations in our results of operations and cash flows, and the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2017 and any other periodic reports that the Company files with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measure: Adjusted EBITDA (on a historical and projected basis). Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure. 2

R1 Investment Highlights

Leading end-to-end revenue cycle platform with highly compelling financial model

DIFFERENTIATED VALUE PROPOSITION	LARGE UNDERPENETRATED MARKET	HIGH RECURRING REVENUE AND Adj. EBITDA	STRONG GROWTH TRAJECTORY
Operating Model	**$100B**	**28%**	**$235-260M** **2020 Adj. EBITDA Outlook**
Robust and Proven	Acute and Physician RCM Market	Average Quarterly Revenue Growth since 2016	From ~$55M in 2018

R1 3

We Drive Financial Improvement and a Better Patient Experience for Integrated Health Systems NEED VALUE ADD RESULT Growing We plug into health Lower costs, pressure to run providers’ existing IT faster collections revenue cycle systems and higher more efficiently revenue OPERATING MODEL + ▪Proprietary Technology + ▪Experienced Talent + ▪Analytics + ▪Global Shared Services + ▪Demonstrated Results 4

Comprehensive Revenue Cycle Capabilities for Healthcare Providers Care Setting Emergency Physician Acute Post-Acute Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment Payment Models Fee-for-service Value-based Patient Self-pay We Transform Revenue Cycle Performance Across Care Settings and Payment Models 5

Demonstrated Revenue Momentum Quarterly Revenue – $Millions $255-$260 $250 $208 $140 $147 $123 $99 $87 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18E 6

Financial Outlook $m 2019 2020 Revenue 1,150 – 1,250 1,250 – 1,400 GAAP Operating Income 50 – 80 140 – 170 Adjusted EBITDA 145 – 165 235 – 260 $m Contracted Growth1 Contracted Growth1 Revenue 1,150 – 1,200 1,200 – 1,250 1,250 – 1,300 1,300 – 1,400 Adjusted EBITDA 155 – 165 145 – 155 245 – 260 235 – 245 Expected 2019 EBITDA Improvement of ~$100M Positions us well for 2020 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. 7 Note1: Growth scenario assumes addition of new $3B NPR Operating Partner contract in mid-2019.

Investment Highlights 1 Large, Underpenetrated Market R1 2 Differentiated Value Proposition Investment Thesis 3 Multiple Growth & Profit Drivers 8

Market Dynamics Play to Our Strengths Hospital Market Implication for Need for Dynamics Hospitals Sustainable Solutions ▪ Financial ▪ Sub-optimal pressures collections rate Best value ▪ proposition ▪ Increasing Weakening complexity margins ▪ Infrastructure = ▪ Industry not delivering consolidation scale advantages ▪ Capital ▪ Falling behind in constraints technology ▪ ▪ Consumer Transform from a demands wholesale to retail mindset 9

Large, Growing and Underpenetrated Market $100B Market External RCM Spend …R1 Revenue Expected for RCM Services1 Growing Steadily2… to Grow Faster External 25% Spend Projected CAGR from ~$30B 2018 to 2020 Internal 12% Projected CAGR Spend through 2020 ~$70B $60B Acute-Care $40B Physician Target Market $100B Total TAM R1 Contracted Business Yields Growth 2x Market… Market Dynamics Support Strong Incremental Growth Note1: CMS NHE Projections and R1 estimates. Note2: Research and Markets Global Forecast to 2022, published January 2018. 10

Investment Highlights 1 Large, Underpenetrated Market R1 2 Differentiated Value Proposition Investment Thesis 3 Multiple Growth & Profit Drivers 11

Comprehensive Approach to Transform Revenue Cycle

R1 PERFORMANCE STACK℠



WORKFLOW
ANALYTICS
DELIVERY
TECHNOLOGY
OPERATING SYSTEM

WORKFLOW

PATIENT ACCESS				UTILIZATION, CHARGE & CODE				CLAIMS & REIMBURSEMENT				
1	2	3	4	5	6	7	8	9	10	11	12	13
Phys. Order & Scheduling	Pre-Reg. / Financial Clearance	Financial Counseling	Check-in /Arrival	Level of Care	Case Mgmt. / Utilization Review	Charge Optimization	Coding & Acuity Capture	Billing & Follow-up	Denials Mgmt.	Customer Service	Patient Pay / Pre-Collect	Under-payments

ANALYTICS	VISIBILITY + ACTIONABLE INTELLIGENCE + PERFORMANCE MANAGEMENT
DELIVERY	DEPLOYMENT + CENTRALIZED & CUSTOMER OPERATIONS + TALENT + GLOBAL NETWORK
TECHNOLOGY	EXTENSIVE & FLEXIBLE PLATFORM + RPA & DIGITAL SOLUTIONS + INFRASTRUCTURE + SECURITY
OPERATING SYSTEM	PROVEN METHODS + STANDARDIZATION + OPERATING RHYTHM + QUALITY + COMPLIANCE

Improved Healthcare Provider Economics

UP TO

5% increase in net revenue

20% reduction in A/R days

30% reduction in cost to collect

R1 | 12

Broad Portfolio of Technology Tools



YIELD & DENIAL MITIGATION
ANALYTICS
PATIENT ACCESS & EXPERIENCE
AUTOMATION
Exception-Based Work Flow
Claim Status Auth.
Actionable Analytics
Level of Care Defect Detection
Retro Auth.
Alerts & Automated Messaging
Scheduling
Automated Denial Triage
Dimensional Visibility
Omni Channel
Online Pre-Pay
Digital Check-In
Coded Work Flow
Robotic Process Automation (RPA)
Cognitive/ Machine Learning
Digital Onboarding
Integrated Bill Pay (360°)
MD Peer To Peer Review
Digital Self-Service
Pop Segmentation & Scoring
Timely Filing Automation
Natural Language Processing (NLP)

R1 Technology Tool Suite

Patient Access & Experience	Yield & Denial Mitigation		Analytics	Automation
R1 PATIENT EXPERIENCE	R1 CONTACT	R1 PHYSICIAN ADVISOR	R1 ANALYTICS	R1 AUTOMATE
R1 LINK	R1 INSIGHT	R1 DECISION		R1 PROVIDER AWARENESS
R1 ACCESS	R1 CONTRACT	R1 CHART MANAGER	Foundational	

R1 13

Ability to Scale is a Key Differentiator Scaling Successfully is a Function of Several Key Variables Proven Reliable, Effective Strong Operating Scalable Capacity Talent Systems Infrastructure Planning ▪ Defined operating ▪ Ownership and ▪ Ability to support ▪ Planning & data- model and deployed talent development higher volumes driven standards for across sites utilization R1 has Proven the Ability to Scale Rapidly and Successfully 15,000 FTE Ascension $20B NPR ▪ ▪ Employees YE 2018 ▪ Performance head of Plan Net patient revenue (NPR) ▪ ▪ Onboarded to Operating +5,000 YOY 600 Tech Installs since 2017 Partner Model since 2016 14

Scalable Infrastructure, Broadest RCM Capabilities High Major end-to-end Scalability Competitors Niche Competitors Low Single-focus Revenue Cycle Capabilities End-to-End 15

Strong Market Recognition Serves Customers 2015 2016 2017 Dec 31, 2018 RCM Vendor > 1,500 Beds 90 84.3 81.6 80 74.8 70 63.2 Score (out of 100) of (out Score 61.3 60 58.9 50 PX Platform BEST INNOVATIVE 2015 2016 2017 Dec 31, 2018 Average for KLAS Revenue NEW PRODUCT Cycle Outsourcing is 72.6 2018 HFMA ANNUAL MEETING Source: Based on Dec 31, 2018 KLAS data. 16

Investment Highlights 1 Large, Underpenetrated Market R1 2 Differentiated Value Proposition Investment Thesis 3 Multiple Growth & Profit Drivers 17

Multi-faceted Approach to Growth Provides visibility to EBITDA Contracted Business Rollout growth beyond 2020 Convert end-to-end pipeline New Business Wins Ramp-up modular channel Cross-sell into PAS base Selectively pursue acquisitions Expansion of Capabilities and fund internal initiatives Margin expansion through Productivity Enhancements scaling benefits and automation Creates Strong Confidence in Long-term Growth Potential 18

Our 2019 Focus Drive Margin Expansion on Contracted Business Execute Digital Transformation Launch Physician Group Solution for IDNs Convert Pipeline to Growth 19

Contracted Business Drives Margin Expansion Operating Partner Customers Deployment Schedule and Margin Progression Presence, AMITA and Ascension Medical Group ($6B NPR) Intermountain ($5B NPR) Ascension Phase-2 and Wisconsin ($5B NPR) Ascension Phase-1 ($3B NPR) 2016 2017 2018 2019 2020 Year 1: Onboarding phase Year 2: Margin-ramp phase Year 3+: Steady-state phase $16B Of NPR Still In Margin-Ramp Phase Exiting 2019 20

Digital Transformation

1 Significant Opportunity	2 Proven Technology is Ready to Scale	3 Holistic Transformation Approach
▪ **Highly manual costs** – Labor ~80% of cost – 15K FTEs and growing ▪ **Repetitive processes that lend themselves to automation** ▪ **Meaningful ROI** – Cost reduction – Higher yield & cash	▪ **Digital self-service** – Patient experience (PX) in deployment ▪ **Robotic Process Automation (RPA)** – 100+ Bots in production – 4 major processes fully through blueprinting ▪ **Predictive Intelligence & Cognitive Machine Learning**	▪ **Established strategic relationships with world-class partners:** – Business process consulting – Automation Anywhere ▪ **Created dedicated Digital Transformation Office:** – Dedicated top talent – Financial oversight

Control of Process Drives Confidence in Delivering ROI

R1 | 21

Automation Example: Medicaid Eligibility

Historical: All Manual Processing



<u>Manual Steps to Secure Approval for Medicaid Benefits</u>:

1. Account posted on worklist based on R1 rules
2. Visit Medicaid website and searches for patient
3. Read eligibility & application status
4. Document status
5. Take appropriate action based on the status

Process Occurs ~250,000 Times Annually at R1

Current State: Automated Robotic Process Enabled


RPA
Bots
1
2
3
4
5
6

<u>Current Automated Approach</u>:

1. Account is digitally queued for Bot based on custom rules
2. Bot visits Medicaid website and searches for patient
3. Bot reads eligibility & application status
4. Bot documents status
5. Take appropriate action based on the status

Bots Process Work of 30+ FTEs 24x7

R1
22

Extrapolating Across our Footprint

Currently blueprinting first 4 of 13 core revenue cycle functions for automation future state which represent…

- **30 – 40M manual touches per year**
- **3,000 – 3,500 FTEs** required to manage the volume

Similar Automations to Medicaid Eligibility example expected to drive…

- **25 – 30% reduction in manual processes**
- On just 4 core processes… this equates to **8 – 10M reduced manual touches annually**

In addition to the 4 processes currently in blueprinting …

- Broader R1 footprint includes **additional 85 – 90M manual touches per year** representing further opportunities for future phases of Digital Transformation

3 Primary Levers

1 

Robotic Process Automation

2 

Digital Self Service & Patient Experience

3 

Cognitive and Machine Learning

Building World-Class Structure to Deploy Across Enterprise

R1 | 23

2019 Key Financial Priorities 1 Margin Expansion from Onboarded Customers 2 Ensure Digital Transformation Drives Financial ROI 3 Capital Structure Improvement 24

Margin Expansion from Contracted Business Expected Adjusted EBITDA1% ~19% Revenue lift from Technology- performance driven improvement productivity Rationalize enhancement ~6% vendor spend Move work to shared services centers 2018 2020 Note1: Based on midpoints of current guidance ranges. 25

Digital Transformation Drives Financial ROI Cost per Bot RPA provides additional benefits including Development Increased accuracy & service quality (one time) $20 – 40K by avoiding human errors Infrastructure Improved internal controls through / Licensing $10K detailed activity logging / auditing Improved employee engagement by Total Cost $30 – 50K shifting staff to more interesting work Annual Reduced cycle time due to 24/7 Savings $75 – 200K operation Reduced ramp-up time due to the 3-Year ROI: 2 – 10x Range elimination of need to train staff 26

Capital Structure Improvement

Data as of 9/30/18

Cash	~$55 million in cash and equivalents
Debt	$270 million Term Loan B at L+5.25% $110 million Subordinated Notes at 14%
Common Stock	110 million shares outstanding
Convertible Preferred Stock	• Equivalent to 96.6 million common shares as of 9/30/18 • 200,000 shares issued in Feb. 2016 (equivalent to 80 million common shares at issuance) • 8% annual dividend payable in kind on a quarterly basis for 7 years, and cash or kind thereafter
Warrants	• Ascension/TowerBrook: Warrant to purchase 60 million common shares at $3.50 per share • Intermountain Healthcare: Warrant to purchase 1.5 million common shares at $6.00 per share

Anticipate Paying Down Debt or Refinancing in Mid-2019

R1 27

Financial Outlook $m 2019 2020 Revenue 1,150 – 1,250 1,250 – 1,400 GAAP Operating Income 50 – 80 140 – 170 Adjusted EBITDA 145 – 165 235 – 260 $m Contracted Growth1 Contracted Growth1 Revenue 1,150 – 1,200 1,200 – 1,250 1,250 – 1,300 1,300 – 1,400 Adjusted EBITDA 155 – 165 145 – 155 245 – 260 235 – 245 Expected 2019 EBITDA Improvement of ~$100M Positions us well for 2020 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. 28 Note1: Growth scenario assumes addition of new $3B NPR Operating Partner contract in mid-2019

Our 2019 Focus Drive Margin Expansion on Contracted Business Execute Digital Transformation Launch Physician Group Solution for IDNs Convert Pipeline to Growth 29

Appendix 30

Contract Economics by Engagement Model Illustrative Revenue and EBITDA contribution based on typical $3B NPR Operating Partner Co-Managed Modular $M $M $M 120-150 70-80 30-50 30-40 15-20 10-20 5-15 10-20 3-12 3-12 ~(12) ~(2.0) Year 1 Year 5 Year 1 Year 5 Year 1 Year 5 Revenue contribution EBITDA contribution 31

Financial Model for Operating Partner Model
Illustrative Contribution from $3B NPR Customer

Launch
0 – 12 Months

- Deploy transition resources
- Perform financial assessment
- Invest in infrastructure
- Implement technology

Financial Impact – $M	Mid-Point of Range
Revenue	75
Adj. EBITDA contribution	(12)
Adj. EBITDA contribution %	(16%)

Growth
12 – 36 Months

- Finalize employee transitions
- Transfers to Shared Services
- Complete standardization
- Steady state org structure

Financial Impact – $M	Mid-Point of Range
Revenue	120
Adj. EBITDA contribution	17
Adj. EBITDA contribution %	14%

Steady State
36+ Months

- Continuous optimization:
  - KPI metric improvement
  - Technology advancement
  - Productivity improvement

Financial Impact – $M	Mid-Point of Range
Revenue	135
Adj. EBITDA contribution	35
Adj. EBITDA contribution %	26%

Profitability Trends Up as Model is Fully Deployed

R1 | 32

Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation on a projected basis. These include Gross Cash Generated from Customer Contracting Activities, and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. ▪ Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, transaction-related expenses, reorganization-related expenses and certain other items. ▪ These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Reconciliation of GAAP to non-GAAP Financials $ in millions 33